ING PARTNERS, INC.

ING Fidelity® VIP Contrafund® Portfolio

(“Portfolio”)

Supplement dated October 28, 2010

to the Portfolio’s Adviser Class (“Class ADV”) and Service Class (“Class S”) Prospectus and

Service 2 Class (“Class S2”) Prospectus each dated April 30, 2010

(each a “Prospectus” and collectively “Prospectuses”)

On January 22, 2010, Nathan Strik was added as a co-portfolio manager to the Portfolio. Effective immediately, the Portfolio’s Prospectuses are revised as follows:

1.	The section entitled “Portfolio Management – Portfolio Managers of the Master Fund” of the summary section of the Portfolio’s Prospectuses is amended to add the following:

Nathan Strik

Portfolio Manager (since 01/10)

2.	The following paragraph is added after the 10th paragraph in the section entitled “Management of the Portfolios – Sub-Adviser to each Master Fund” of the Portfolio’s Prospectuses:

Nathan Strik (energy sector) is a member of FMR’s Multi-Manager Group. Since joining Fidelity investments in 2002, Mr. Strik has worked as a research analyst and portfolio manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE